UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

COGNIGEN NETWORKS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COGNIGEN NETWORKS, INC. 9800 Mount Pyramid Court, Suite 400 Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on December 10, 2007

To Our Shareholders:

     The 2007 Annual Meeting of Shareholders of Cognigen Networks, Inc., a Colorado corporation (the “Company”), will be held in the Sundance Room at the Marriott Hotel-Salt Lake City Center at 220 South State Street, Salt Lake City, Utah 84111 on December 10, 2007, at 11:00 a.m., Mountain time, for the following purposes:

     1.   To elect five (5) directors to serve for a one year term or until their successors are duly elected and qualified; and

     2.   To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors of the Company has fixed the close of business on November 14, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Shares of the Company’s common stock may be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, which contains audited financial statements, was mailed with this Notice and Proxy Statement to all shareholders of record on the record date.

     Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposal.

By Order of the Board of Directors Gary L. Cook, Secretary Englewood, Colorado November 20, 2007

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

COGNIGEN NETWORKS, INC. 9800 Mount Pyramid Court, Suite 400 Englewood, Colorado 80112

PROXY STATEMENT

     The Board of Directors of Cognigen Networks, Inc., a Colorado corporation (the “Company” or “we” or “our”), is soliciting proxies to be used at the 2007 Annual Meeting of Shareholders of the Company to be held on December 10, 2007, at 11:00 a.m., Mountain time, in the Sundance Room at the Marriott Hotel-Salt Lake City Center, 200 South State Street, Salt Lake City, Utah 84111, and any adjournment(s) thereof (the “Annual Meeting”). This Proxy Statement and the enclosed form of Proxy will be mailed to shareholders beginning on November 20, 2007.

Who Can Vote

     Shareholders of record as of the close of business on November 14, 2007 (the “Record Date”) may vote at the Annual Meeting and at any adjournment(s) of the Annual Meeting. Each shareholder has one vote for each share of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), held of record by such shareholder on the Record Date. On the Record Date, there were 22,265,726 shares of the Company’s Common Stock issued and outstanding.

How You Can Vote

     All valid proxies received by the Secretary of the Company before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted and, where a shareholder specifies by means of the shareholder’s proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If you do not specify on your proxy card how you want to vote your shares and authority to vote is not specifically withheld, your shares will be voted as follows: (i) for the election of the persons named in the proxy to serve as directors; and (ii) the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. Shareholders who hold their shares in “street name” (i.e., in the name of a bank, broker or other record holder) must vote their shares in the manner prescribed by their banks, brokers, or other record holders.

How You Can Revoke Your Proxy

     You can revoke your proxy at anytime before it is exercised in one of three ways:

     (1)    by delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy;

     (2)    by duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares; or

     (3)   by attending the Annual Meeting and voting in person, provided that the shareholder notifies the Secretary at the Annual Meeting of the shareholder’s intention to vote in person at any time prior to the voting of the shareholder’s proxy.

Required Votes

     The holders of one-third of our outstanding shares of common stock present at the Annual Meeting shall constitute a quorum. If a quorum is present, a plurality of the votes cast by shareholders who are either present in person or represented by proxy at the Annual Meeting is required to elect the five (5) nominees for director. The total number of votes that could be cast at the Annual Meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists and have the effect of a vote “against” any matter as to which a specific proportion of affirmative votes is required for approval. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on these matters (so called “broker non-votes”) are counted for the purpose of determining the presence of or absence of a quorum but are not counted for determining the number of votes for or against a proposal.

Dissenters’ Rights or Appraisal Rights

     Pursuant to applicable Colorado law, there are no dissenters’ or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Other Matters to be Acted Upon at the Annual Meeting

     The Company knows of no matters, other than the election of directors, that are expected to be presented for consideration at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgments of the persons voting those shares.

Submitting Shareholder Proposals

     The deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement and form of proxy for the Company’s next annual meeting is July 23, 2008.

Solicitation

     This solicitation is being made by the Company. The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing the Proxy Statement to all shareholders entitled to vote at the Annual Meeting. Proxies may also be solicited by the officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks, and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

Communications with the Board of Directors

     Shareholders may communicate with any and all members of the Company’s Board of Directors by transmitting correspondence by mail to:

Cognigen Networks, Inc. 9800 Mount Pyramid Court, Suite 400 Englewood, Colorado 80112 Attn: Corporate Secretary Shareholder Communications

     Shareholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is directed and that the communication is from a Company shareholder. Shareholder communications received by the Corporate Secretary will be promptly forwarded to the specified director or group of directors, as appropriate. Communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. We generally will not forward to a director or group of directors a shareholder communication that requests general information about the Company that can be handled by our corporate staff.

     If a communication is sent to the Board of Directors or a Committee thereof, the Chairman of the Board or the Chairman of that Committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response may be coordinated with counsel.

ELECTION OF DIRECTORS

General Information

     The Company’s current directors are Robert K. Bench, Gary L. Cook, David L. Jackson, George O. Rebensdorf, and Christopher R. Seelbach. Their terms expire upon the election and qualification of their successors at the Annual Meeting. The Board of Directors has nominated Roy D. Banks, Robert K. Bench, James U. Jensen, John M. Knab, and John D. Thomas for election as directors in the election to be held at the Annual Meeting.

Nominees for Election

     Roy D. Banks, age 40, has been the President of Authorize.Net, a leading provider of Internet-Payment Processing Services, where he has been responsible for the day-to-day management, operations, sales and marketing activities of the business, since September, 2004. Authorize.Net was acquired by CyberSource on November 1, 2007. Mr. Banks joined Authorize.Net in July 1999 as vice president of business development and was promoted to general manager in 2000. Mr. Banks currently serves as a board member of the Electronic Transaction Association and Access Data Corp and formerly served on our board from January, 2006 to July, 2006. Prior to joining Authorize.Net, Mr. Banks held a number of engineering and marketing positions with WordPerfect, which was later acquired by Novell and then acquired by Corel. Additionally, Mr. Banks held positions with Modus Media International and Power Quest, where he was director of market development. Prior to these positions, Mr. Banks served in the Department of the Navy from 1987 to 1992. While in the Navy, Mr. Banks served as a data processing technician specializing in logistics. Mr. Banks received a B.S. in Marketing from Utah Valley State College.

     Robert K. Bench, age 58, has been one of our directors and our Chief Executive Officer and our President since October 2007 and is the co-founder and has been a principal of BayHill Group (previously 1Point0) since 1999. BayHill Group, which controls BayHill Capital, LLC (“BayHill”), is a private investment strategy firm, focused on obtaining investment capital for business growth, recapitalizing equity structures, managing private and public companies, restructuring and reorganizing business units, and assisting management teams in defining and executing new growth strategies. During his tenure at BayHill Group, Mr. Bench has served as Chief Financial Officer of Innuity, Inc. (INNU), Chief Financial Officer of The SCO Group, Inc. (SCOX), and served as a board member and Vice President of Corporate Development of Westwind, Inc. a private company. From 1996 to 1999, Mr. Bench served as the Chief Financial Officer of Sento Corporation (SNTO), a company that provides outsourcing of technical consulting, training, and technical call center support in the IT industry. From 1991 to 1995, Mr. Bench served as President of Fresh Test Technology Company, which was acquired in 1995 by Cerprobe Corporation, a computer chip testing company, where he served as Chief Financial Officer until 1996. From 1977 to 1991 Mr. Bench served in various executive positions in several public and private companies in the computer software, investment banking/securities, and oil and gas industries. From 1973 to 1977 Mr. Bench was a certified public accountant with KPMG Peat Marwick. Mr. Bench received his B.S. in Accounting from Utah State University.

     James U. Jensen, age 62, serves as the Independent Board Chairman for the Wasatch Funds, a family of 11 mutual funds managed by Wasatch Advisors, Inc., and has served on the board since the funds were started 18 years ago. Mr. Jensen also serves as Board Chairman of Intelisum, Inc., a leader in the new industry of capture, display and mining of real world 3-D data. Mr. Jensen is an outside director at the University of Utah Research Foundation and is a director of the Utah chapter of the National Association of Corporate Directors. From 1986 to 2001, Mr. Jensen served as Secretary and General Counsel and a director of NPS Pharmaceuticals. Mr. Jensen served as an outside director to InterWest Home Medical, Inc. and served first as outside counsel and then as Chief Financial Officer to Cericor, Inc. Mr. Jensen has served as counsel or director to many high-tech private companies and was General Counsel of Dictaphone Corporation and previously served as in-house counsel for Ethyl Corporation and The Echlin Manufacturing Company (both publicly traded companies). He graduated from the University of Utah, served a Fulbright Grant in Mexico and received his J.D. and M.B.A. degrees from Columbia University. He was a law clerk to Judge David T. Lewis, the Chief Judge of the 10th Circuit U.S. Count of Appeals.

     John M. Knab, age 56, has been the Chief Executive Officer, President, and Chairman of Phonex Broadband Corporation, which develops, manufactures and distributes wireless voice, audio, and data technologies, since November 1989. From 1986 to 1989, Mr. Knab was a National Director for Verizon (Data Communication Products) where he directed a division comprised of over 2,700 computer and telecommunication products. While with Verizon, he was appointed to AT&T’s National Advisory Committee, NEC’s National Advisory Committee and Digital Equipment’s Partners Group. Mr. Knab also served in roles as a Sr. HQ Planning Staff, Regional IT Management, Marketing Manager & Marketing Representative for IBM Corporation. Mr. Knab was a founding member of Brigham Young University’s Marriott School of Management Entrepreneur Founder’s Group. He served as a member of Brigham Young University’s Marriott School of Management National Advisory Council. Mr. Knab is a member of the Board of Directors for the MountainWest Capital Network, where he also served as a former Chairman of the Board of Directors, founder and former Chairman of the Utah 100 (recognition event for Utah’s fastest growing companies). Mr. Knab was a Trustee and member of the Executive Committee for Utah Information Technologies Association. Mr. Knab received an M.B.A. from Emory University and a B.A. from Brigham Young University’s College of Communications/Advertising.

     John D. Thomas, age 35, has been engaged in the practice of law with Kenneth I. Denos P.C. since June, 2003. Mr. Thomas specializes in reverse takeovers, mergers and acquisitions, and general corporate law for a variety of small public and private companies in the United States, United Kingdom, and Germany. Since May 2006, he has also been the director of the microcap division for small public company listings for MCC Global NV (FSE: IFQ2) an international financial services and investment conglomerate based in London and traded on the Geregeltermarkt of the Frankfurt Stock Exchange. Mr. Thomas is the Chief Executive Officer and Chairman of SportsNuts, Inc., a small sports management company traded on the OTC Bulletin Board in the United States. Mr. Thomas received a J.D. degree from Texas Tech University School of law and a B.A. degree in History from the University of Utah. Mr. Thomas has been licensed to practice law in Texas since 1999 and licensed to practice law in Utah since 2002.

     There are no family relationships among the nominees and none of the nominees has ever been involved in a receivership proceedings or a bankruptcy proceeding or convicted in a criminal proceeding.

     If unforeseen circumstances make it necessary for the Board of Directors to substitute another person for any of its nominees, your shares will be voted for that person, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, the Board of Directors will either reduce the number of directors or later fill the vacancy with a person of their own choosing. The information concerning the nominees and their shareholdings in the Company has been provided by the nominees to the Company.

     Five (5) persons are to be elected at the Annual Meeting. The five (5) nominees receiving a plurality of the votes by shares represented and entitled to vote at the Annual Meeting, if a quorum is present, will be elected as directors of the Company. All five (5) nominees have agreed to serve if elected.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. BANKS, BENCH, JENSEN, KNAB AND THOMAS.

CURRENT DIRECTORS

     The following table sets forth the names, ages and certain other information concerning the current directors of the Company:

Name	Age	Position
Robert K. Bench	58	Chief Executive Officer and
		President
Gary L. Cook	49	Treasurer, CFO, and Secretary
David L. Jackson	69	None
George O. Rebensdorf	53	None
Christopher R. Seelbach	68	Chairman of the Board

     Robert K. Bench has been one of our directors since October 26, 2007, when he accepted appointment as a Board Member, Chief Executive Officer, and President. Please see Mr. Bench’s biography above.

     Gary L. Cook, from October 2005 until October 26, 2007, served as our Acting President and Acting Chief Executive Officer. Mr. Cook has been one of our directors since June 2003. Mr. Cook has been our Secretary since April 2004, and our Chief Financial Officer and Treasurer since March 2003. Mr. Cook was our Senior Vice President from March 2003 until September 2005 and one of our directors from October 2002 until March 2003. From June 2002 to March 2003, Mr. Cook was an independent financial consultant. From February 1998 to June 2002, Mr. Cook was the Secretary and Treasurer of eVision International, Inc., and was Chief Financial Officer of eVision International, Inc. from September 1998 to June 2002. From 1998 to June 2002, Mr. Cook was Chief Financial Officer, Treasurer and a director of American Frontier Financial Corporation, a wholly-owned subsidiary of eVision International, Inc. From 1994 to 1996, Mr. Cook was principal of a small business venture in which he had majority ownership, and from 1982 to 1994, he was an auditor with KPMG, LLP. Mr. Cook intends to resign his positions as the Secretary, Chief Financial Officer and Treasurer with us as of November 1, 2007. Mr. Cook graduated from Brigham Young University.

     David L. Jackson has been one of our directors since February 1995, and was our Senior Vice President of Corporate and Public Affairs or our Vice President from August 1999 to April 2004, our Secretary from August 1999 to April 2004, our Treasurer from August 1999 to July 2000, our President and Chairman of the Board from 1996 to August 1999, our Vice President from 1995 to 1996 and our President and the Chairman of the Board from 1990 to 1992. From August 1999 to March 2002, Mr. Jackson was a director and the Secretary of Inter-American Telecommunications Holding Corporation, the net assets of which we acquired in August 1999. Mr. Jackson has been a licensed real estate broker in California since 1991. Mr. Jackson graduated from Northwest Nazarene University and from the University of Denver, College of Law. Mr. Jackson is an arbitrator in dispute resolution of commercial and labor law. He was on the roster of arbitrators of the Federal Mediation and Conciliation Service of the United States Government from March 1994 to October 2002.

     George O. Rebensdorf has been one of our directors since June 2007, when he was appointed to be the Vice Chairman of the Board of Directors. Since 1995 Mr. Rebensdorf has been a partner with E/W Capital LLC, an investment advisory firm with offices in New York, New York and Newport Beach, California. From 1987 to 1995, Mr. Rebensdorf was a general partner of Telenational Communications, a pioneering telecom service provider offering services in the United States, Europe, Central America, and Asia. From 1995 to 1996, he then served as Senior Vice President, External Affairs of MIDCOM Communications, Inc., where he managed mergers, acquisition, and corporate finance matters for the company. In 1996, Mr. Rebensdorf formed his own company, The Rebensdorf Group, Inc. (“TRGI”), which provides management consulting, investment banking, and regulatory compliance services to the telecommunications and technology industries. Mr. Rebensdorf has been the sole owner and the President of TRGI since he formed it. Mr. Rebensdorf graduated magna cum laude from Arizona State University, and holds a Juris Doctor degree from Creighton University School of Law.

     Christopher R. Seelbach has been one of our directors since August 2001 and our Chairman since December 2004. From 1985 to the present, Mr. Seelbach has been President of Seelbach Associates LLC, a management consulting firm. At various times from 1998 through May 2001, Mr. Seelbach served as a consultant, director, Chief Operating Officer and acting Chief Financial Officer of CallNOW.com, Inc., a telecommunications company. From 1994 to 1998, he was an independent consultant, and served as President and Chief Executive Officer of Belcom, Inc., a COMSAT international telecommunications investment, and President of Skysat Communications Corporation, a wireless telecommunications systems development company. From 1992 to 1994 Mr. Seelbach was a director and Chief Operating Officer of Viatel, Inc., an international telecommunications company. Prior to 1992, he was a venture capitalist with Exxon Enterprises and a consultant with McKinsey & Company. Mr. Seelbach graduated from the United States Naval Academy and received an M.B.A. from Columbia University.

Executive Officers

     Robert K. Bench is one of our executive officers and has been since October 26, 2007, as more particularly described above under the section titled Election of Directors –Nominees for Director.

     Gary L. Cook is one of our executive officers, as more particularly described above under the section titled Election of Directors - Current Directors.

     Our executive officers are elected annually at the first meeting of the Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until his or her successor duly is elected and qualified, until his or her death or resignation or until he or she shall be removed in the manner provided by our bylaws.

     There are no arrangements or understandings between any executive officer and any other person pursuant to which any person was selected as an executive officer.

Certain Relationships and Related Transactions.

Stock Redemption Agreement between the Company, the Anderson Family Trust, Cantara Communications Corporation, and Kevin E. Anderson Consulting, Inc.

     On December 7, 2001, we closed a transaction in which we purchased, or redeemed, 2,712,500 shares of our common stock from the Anderson Family Trust (“AFT”). AFT delivered shares from those owned by Cognigen Corporation, a company 98.9% owned by AFT, to satisfy its obligation pursuant to the transaction. Members of the family of Kevin E. Anderson are the beneficiaries of AFT. Members of the family of Kevin E. Anderson may be deemed to beneficially own the shares of our common stock owned by AFT.

     As consideration for the return of the 2,712,500 shares to us, among other consideration, we transferred to Cantara, an affiliate of members of the family of Kevin E. Anderson, the rights to become the up-line for our current accounts and thereby be entitled to commissions, fees and bonuses on our current customer accounts, with a commission not to exceed 12%, which commissions were agreed to be capped by Cantara through December 31, 2002. The amount of commissions, fees and bonuses that Cantara is entitled to is totally contingent upon the generation of sales by it and its down line agents and payment for the products and services sold by our customers and vendors. The sales are generated either directly by Cantara and/or its down-line sub-agents. For the years ended June 30, 2007 and 2006, we paid Cantara $392,194 and $511,124 in commissions, respectively. In addition, as a part of the transaction, our agreement with Kevin E. Anderson Consulting, Inc., pursuant to which we paid Kevin E. Anderson Consulting, Inc. consulting fees of $14,583 per month, was cancelled and Kevin E. Anderson was retained through March 31, 2003 at the rate of $1,000 per month to provide up to 20 hours telecommuting consulting services to us per month.

     In March 2003, we entered into a separate consulting agreement with Kevin E. Anderson Consulting, Inc to provide expanded consulting and technical/administrative services. For the years ended June 30, 2007 and June 30, 2006, we paid Kevin E. Anderson Consulting, Inc. $54,000 and $54,980, respectively, pursuant to the consulting agreement.

     For the years ended June 30, 2007 and June 30, 2006, we also paid members of Kevin E. Anderson’s family $46,944 and $54,610 in agent commissions, respectively.

     On December 9, 2005, we entered into an agreement, as amended, with AFT and Cantara (the Cantara Purchase Agreement). Under the Cantara Purchase Agreement, we have paid the AFT a total of $150,000 as of June 30, 2007. Under the Stock Purchase Agreement, the Stock Redemption Agreement was to terminate if we paid AFT a total of $1,500,000 by March 15, 2011 pursuant to a schedule set forth in the Cantara Purchase Agreement, as amended. AFT continued to receive 100% of the amount due to the Cantara Agency until December 29, 2006, at which time we would began receiving 10% of commission due. Thereafter, the percentage that the AFT received was to reduce as we made additional payments. We had the right to prepay any unpaid amounts due at any time and stop all payments to the AFT under the Stock Redemption Agreement. Given cash flow considerations, in January 2007 we decided to terminate payments under the Cantara Purchase Agreement. We own 10% of the commission payment to the AFT, however, we no longer have a right to purchase the remaining 90% at this time. The $150,000 has been disclosed as a deposit on the balance sheet and is being amortized to commission expense over five years in accordance with the 10% ownership of the commission payments to Cantara.

Kevin E. Anderson died in August, 2007.

           BayHill Conversion of Debt and Other Matters

     Effective in September 2006, an affiliate of BayHill was issued 169,792 shares of our common stock at $0.18 per share to pay the affiliate for consulting work that the affiliate performed for us.

     On October 1, 2007, BayHill gave notice to us of its intent to convert its promissory notes in the total amount of $250,000 (that was loaned to us by BayHill in June, 2007) plus accrued interest of $7,776 into our common shares at a conversion price of $.025 per share. The notice was extended until BayHill converted its notes plus accrued interest thereon into 10,311,040 shares of our restricted common stock on October 17, 2007.

     BayHill also loaned us $30,000 in September 2007 and loaned us $150,000 in November 2007. Both loans bear 10% interest. The first loan was due October 13, 2007 and remains unpaid. The second loan is due December 4, 2007. The loans are convertible into our common stock at prices of $0.05 per share or 80% of the average closing bid price of the Company’s common share price for the previous five trading days prior to conversion and $.03 per share respectively.

     BayHill is an entity controlled by Robert K. Bench, who became our Chief Executive Officer, President and a Director on October 26, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who beneficially own more than 10% of our outstanding common stock to file reports of beneficial ownership with the Securities and Exchange Commission and to furnish us with copies of the reports.

     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto furnished to us during our fiscal year ended June 30, 2007, the persons who were either one of our directors or officers or who beneficially owned more than 10% of our common stock who failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 were: Anza Borrego Partners, Inc. and Carl Silva may have failed to file their respective Forms 3 or Forms 5 during our fiscal year ended June 30, 2007; Christopher R. Seelbach, James H. Shapiro and David L. Jackson may have failed to file their respective Forms 4 or Forms 5 during our fiscal year ended June 30, 2007; Richard Eberhardt may have failed to file his Form 3 and Form 5 during our fiscal year ended June 30, 2007 and George O. Rebensdorf may have failed to file his Form 3, Forms 4, or Forms 5 during our fiscal year ended June 30, 2007.

Independent Public Accountant

     No principal accountant has yet been selected or recommended by our audit committee for our current fiscal year because the audit committee of our new Board of Directors will appoint an accountant for our current fiscal year. Ehrhardt Keefe Steiner & Hottman, P.C. (“EKS&H) has served as our independent public accountants for the audit of our financial statements for our fiscal years ended June 30, 2007 and 2006.

     Representatives of EKS&H are not expected to be present at the Annual Meeting.

Executive Compensation

     The following table provides certain information pertaining to the compensation paid by us and our subsidiaries during our last two fiscal years for services rendered by any person who served as our Chief Executive Officer during any part of the fiscal year ended June 30, 2007 and the persons who were our most highly compensated executive officers at the end of the fiscal year ended June 30, 2007 and who received annual salary and bonus in excess of $100,000 (there were no such persons):

SUMMARY COMPENSATION TABLE
Name and	Year	Salary ($)		Bonus		Stock		Stock		Non –Equity		Nonqualified		All other		Total
Principal Position				($)		Awards		Options		Incentive Plan		Deferred		Compensation		($)
						($)		($)		Compensation		Compensation
										($)		Earnings
($)
(a)	(b)	(c)		(d)		(e)		(f)		(g)		(h)		(i)		(j)
Gary L. Cook (1)	2007	164,000	(3)	-0	-	-0-	(2)	-0-		-0	-	-0	-	-0	-	164,000
	2006	164,000		-0	-	-0-		4,100	(2)	-0	-	-0	-	-0	-	168,100

(1)	Mr. Cook was our Acting President and Acting Chief Executive Officer between September 2005 and October 26, 2007, when he was replaced by Robert K. Bench as our Chief Executive Officer and President. Mr. Cook has been, and continues to serve as as our Secretary since April 2004, and our Chief Financial Officer and Treasurer since March 2003.

(2)	No stock options were granted to Mr. Cook during the year ended June 30, 2007. 200,000 stock options were granted to Mr. Cook during the year ended June 30, 2006 at an exercise price of $.10 per share with a value per Black Scholes of approximately $4,100.

(3)	Approximately $28,000 of Mr. Cook’s compensation was converted to common stock subsequent to June 30, 2007 at $.03 per share into 946,612 common shares.

       The following table provides information regarding outstanding equity awards at fiscal year end for the fiscal year ended June 30, 2007 to the individual named in the Summary Compensation Table:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
		Option Awards								Stock Awards
Name	Number of	Number of		Equity		Option	Option	Number		Market		Equity		Equity
	Securities	Securities		Incentive		Exercise	Expiration	of Shares		Value of		Incentive		Incentive
	Underlying	Underlying		Plan		Price	Date	or Units		Shares or		Plan		Plan
	Unexercised	Unexercised		Awards:		($)		of Stock		Units of		Awards:		Awards:
	Option	Option		Number of				That		Stock		Number of		Market
	(#)	(#)		Securities				Have Not		That		Unearned		Value or
	Exercisable	Unexercisable		Underlying				Vested		Have Not		Share, Units,		Payout
				Unexercised				(#)		Vested		or Other		Value of
				Unearned						($)		Rights That		Shares,
				Options								Have Not		Units, or
				(#)								Vested		Other
Rights
That Have
Not Vested
($)
(#)

Gary L. Cook	10,000	-0	-	-0	-	.52	12/30/07	-0	-	-0	-	-0	-	-0	-
	120,000	-0	-	-0	-	.38	4/06/08	-0	-	-0	-	-0	-	-0	-
	66,666	133,334		-0	-	.10	6/15/11	-0	-	-0	-	-0	-	-0	-

     No options to purchase our common stock were exercised by Mr. Cook during our fiscal year ended June 30, 2007.

Compensation of Directors

     Our directors were reimbursed for reasonable out of pocket expenses incurred related to Board duties assigned in connection with attending board meetings. Our non-employee directors are compensated at a rate of $1,000 per month and $500 per day per meeting attended in person and are paid $100 per month for serving as chairman of one of our Audit and Compensation Committees. In addition, our Chairman of the Board is paid $500 per month for serving in that capacity. The following table provides information regarding the compensation of our directors for the fiscal year ended June 30, 2007:

					DIRECTOR COMPENSATION
Name	Fees Earned or		Stock		Option		Non-Equity		Nonqualified		Non –Equity		Total
	Paid in Cash		Awards		Awards		Incentive Plan		Deferred		Incentive Plan		($)
	($)		($)		($)		Compensation		Compensation		Compensation
							($)		Earnings		($)
									($)
(a)	(b)		(c)		(d)		(e)		(f)		(g)		(h)
James H. Shapiro	13,200	(1)	-0	-	255	(3)	-0	-	-0	-	-0	-		13,455

Gary L. Cook	-0-		-0	-	-0	-	-0	-	-0	-	-0	-		-0	-

David L. Jackson	16,000		-0	-	255	(3)	-0	-	-0	-	-0	-		16,255

Christopher R.	19,200	(1)	-0	-	255	(3)	-0	-	-0	-	-0	-		19,455
Seelbach

George O.	-0-		21,875	(2)	-0	-	-0	-	-0	-	-0	-		21,875
Rebensdorf

(1)	Subsequent to June 30, 2007, fees in the amount of $16,700 due to directors were converted to common stock at $.03 per share into 556,666 common shares, $10,000 related to Mr. Seelbach for which he was issued 333,333 shares and $6,700 related to Mr. Shapiro for which he was issued 223,333 shares.

(2)	250,000 shares of common stock were given to Mr. Rebensdorf for advisory services rendered, with a Black Scholes value of $21,875.

(3)	Stock options to purchase 10,000 common shares of stock at an exercise price of $.09 per share were issued to each of the directors with a value of $255 based on a Black Scholes calculation.

Employment Agreements.

     We have no employment agreements with anyone or change in control arrangements with anyone.

     Mr. Bench has proposed that the new Board of Directors issue 100,000 shares of our restricted common stock to each of our current directors (other than Mr. Bench) and has proposed that the current Chairman of our Board be issued an additional 50,000 shares of our restricted common stock upon their retirement from our Board when the nominees are elected at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of November 14, 2007, the number of shares of our outstanding common stock beneficially owned by each of our current directors and each of the nominees, sets forth the number of shares of our outstanding common stock beneficially owned by all of our current executive officers and current directors as a group, and sets forth the number of shares of our outstanding common stock owned by each person who owned of record, or was known to own beneficially, more than five percent of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this report are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of November 14, 2007, we had 22,265,726 shares of common stock outstanding:

	Name and Address of Beneficial	Amount and Nature of
Title of class	Owner	Beneficial Ownership (a)		Percent of Class

Common Stock	Robert K. Bench
	1559 Technology Way
	Oren, Utah 84097	10,480,832	(b)	47%
Common Stock	Gary L. Cook
	9800 Mount Pyramid Court, Ste 400
	Englewood, CO 80112	1,443,278	(c)	6.4%
Common Stock	David L. Jackson
	P.O. Box
	Lafayette, CA 94549	313,639	(d)	1.4%
Common Stock	George O. Rebensdorf
	260 Newport Center Drive,
	Ste 407, Newport Beach, CA
	92660	250,000		1.1%
Common Stock	Christopher R. Seelbach
	44 Woodcrest Avenue
	Short Hills, NJ 07078	423,333	(e)	2%
Common Stock	All current executive officers and
	directors as a group (5 persons)	12,911,082	(f)	57.2%
Common Stock	Cognigen Corporation
	2608 Second Avenue, Ste 555
	Seattle, WA 98121	25,250	(g)(h)	Less than 1%
Common Stock	Anderson Family Trust
	2608 Second Avenue, Ste 555
	Seattle, WA 98121	1,158,505	(h)	5.2%
Common Stock	Peter Tilyou	1,158,505	(h)(i)	5.2%
	2608 Second Avenue, Ste 555
	Seattle, WA 98121

(a)	Except as indicated below, each person has sole and voting and/or investment power over the shares listed.

(b)	Includes the 10,311,040 shares owned by BayHill Capital, LLC and 169,792 shares owned by BayHill Group, an affiliate of BayHill Capital, LLC, all of which may be deemed to be beneficially owned by Robert K. Bench who owns or controls BayHill Group and its affiliates, including BayHill Capital, LLC.

(c)	Includes 196,666 shares underlying presently exercisable options.

(d)	Includes 30,000 shares underlying presently exercisable options.

(e)	Includes 75,000 shares underlying presently exercisable options.

(f)	Includes the 301,666 shares underlying the presently exercisable options specified in footnotes (c) through (e) above.

(g)	The Anderson Family Trust owns approximately 98.9% of the outstanding common stock of Cognigen Corporation and may be deemed to beneficially own the 25,250 shares of the common stock owned by Cognigen Corporation

(h)	The information pertaining to the shares of common stock owned by the Anderson Family Trust and Cognigen Corporation is based on our shareholder records.

(i)	Includes the shares owned by the Anderson Family Trust and Cognigen Corporation, all of which may be deemed to be beneficially owned by Peter Tilyou. Mr. Tilyou is the sole trustee, but not a beneficiary, of the Anderson Family Trust.

Change in Control

     On October 17, 2007, BayHill acquired 10,311,040 shares of our common stock which, when combined with the 169,792 shares already owned by an affiliate, represented 47.0% of our outstanding common stock. The shares were acquired when BayHill converted $250,000 of loans plus accrued interest that BayHill had made to us. At the same time, James H. Shapiro resigned as a member of the board of directors and Robert K. Bench was offered the vacancy position caused by Mr. Shapiro’s resignation. Mr. Bench accepted such position on October 26, 207. At the same time, Mr. Bench became our Chief Executive Officer and President and Mr. Cook resigned as our Acting Chief Executive Officer and our Acting President.

     There are no arrangements known to management or the directors that might result in a change in control of us in the future except that we have entered into a letter of intent with Commission River, Inc. If the letter of intent is followed by a definitive agreement that is closed, we will, issue 16,000,000 shares of our common stock to Commission River, Inc. in exchange for the assets of Commission River, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     We do not yet know which committees the new Board of Directors will establish for the current fiscal year and who will be appointed to those committees because the new Board of Directors has not been elected or yet met to establish these committees.

     During the fiscal year ended June 30, 2007, the current Board of Directors held 23 meetings. All of our current directors attended more than 75% of the aggregate of all meetings of the Board of Directors held while they were directors. The Board of Directors acts from time to time by unanimous written consent in lieu of meetings. During the fiscal year ended June 30, 2007, the Board of Directors did not conduct any meetings by unanimous written consent. The Board of Directors had an Audit, Compensation and Executive Committee during the fiscal year ended June 30, 2007. The current members of the Audit Committee are Christopher L. Seelbach and George O. Rebensdorf, the current member of the Compensation Committee is David L. Jackson and the current members of the Executive Committee are Robert K. Bench, Gary L. Cook and David L. Jackson. The Audit Committee held 4 meetings, the Compensation Committee did not hold any meetings and the Executive Committee did not hold any meetings during our fiscal year ended June 30, 2007. The current directors who are members of each committee attended more than 75% of the aggregate meetings of all committees. We have no requirement that current members of our Board of Directors attend annual meetings of shareholders. At our last annual meeting of shareholders held on November 16, 2005, all of our directors, who were then serving as directors, were present at the meeting.

The current members of the committees for the fiscal year ended June 30, 2007, were:

Audit Committee	Executive Committee	Compensation Committee

George O. Rebensdorf	Robert K. Bench	David L. Jackson
Christopher R. Seelbach	Gary L. Cook
David L. Jackson

Audit Committee

     Our Board of Directors established a separately designated standing Audit Committee. The Audit Committee consisted of two members. The chairman of our Audit Committee is Christopher R. Seelbach. Mr. Seelbach had been determined by our Board of Directors to be a “financial expert” as that term is defined pursuant to Item 407(d) of Regulation S-B, and “independent” within the meaning of Rules 4200(a) and 4350(d) of the NASDAQ Stock Market. George O. Rebensdorf is the second member of our Audit Committee. Mr. Rebensdorf was determined by our Board of Directors to be “independent” within the meaning of Rules 4200(a) and 4350(d) of the NASDAQ Stock Market. Our independent accountants were responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an independent accountants’ report on our financial statements. The Audit Committee reviewed with our management our consolidated financial statements, reviewed with the independent accountants their independent accountants’ report, and reviewed the activities of the independent accountants. Our Audit Committee was governed by a written Audit Committee Charter that had been adopted by our Board of Directors and is attached hereto as Exhibit A. As more particularly set forth in our Audit Committee Charter, our Audit Committee had sole authority to (i) select, evaluate, terminate and replace our independent accountants; (ii) approve in advance all audit and non-audit engagement fees and terms with our independent accountants; and (iii) review the activities, plan, scope of authority, organizational structure and qualifications of any persons overseeing our accounting and financial reporting processes and the audits of our financial statements. Our Audit Committee also considered the adequacy of our internal controls and accounting policies.

     Our Audit Committee reviewed our financial statements for the fiscal year ended June 30, 2007, as audited by EKH&S, and discussed these financial statements with our management. In addition, our Audit Committee discussed with EKS&H as required by Statement on Auditing Standards No. 61, as amended, and received from EKS&H the written disclosures required by Independence Standards Board Standard No.1 and has discussed with EKS&H its independence.

     Based on the reviews and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited financial statements for our fiscal year ended June 30, 2007, be included in our Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Christopher L. Seelbach, Chairman George O. Rebensdorf, Member.

Compensation Committee

     The Compensation Committee of the Board of Directors reviewed and approved for recommendation to our Board of Directors the compensation for our then acting chief executive officer, Gary L. Cook, for our fiscal year ended June 30, 2006. The Compensation Committee Charter is attached hereto as Exhibit B.

Nominating Committee

     Our Board of Directors has not yet established a standing nominating committee or committee performing similar functions. The Board of Directors serves as our nominating committee. Our Board of Directors has not considered it necessary to establish such a committee at this time due to the fact the Board of Directors has nominated all any persons for election as director who were selected by BayHill.. The new directors may consider establishing a nominating committee in the future.

     There is no charter for a nominating committee at this time and our Board of Directors has no policy with regard to the consideration of director candidates recommended by our shareholders except for BayHill.. Our Board of Directors believes that it is appropriate to consider all director candidates recommended by our shareholders without establishing a policy that governs the recommendations.

Executive Committee

     We have an Executive Committee which currently consists of our President, our Secretary and David L. Jackson, one of our non-employee directors. The purpose of the Executive Committee is to review and approve or disapprove expenditures by us of $5,000 to $25,000 that are not included in budgets previously approved by our Board of Directors. No amounts were accrued or paid by us to or for any members of the Executive Committee for serving in this capacity during our last fiscal years ended June 30, 2007 or 2006.

DISCLOSURE OF AUDIT AND NON-AUDIT FEES

Audit Fees

     The aggregate fees billed for professional services rendered by EKS&H for the audit of our financial statements for our fiscal years ended June 30, 2007 and 2006 and the review of the financials statements in our Forms 10-QSB for such fiscal years were $66,500 and $65,000, respectively.

Audit-Related Fees

     The aggregate fees billed in each of our last two fiscal years ended June 30, 2007 and 2006 by EKS&H for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $0 and $3,950, respectively.

Tax Fees

     The aggregate fees billed for tax services rendered by EKS&H for tax compliance, tax advice, tax planning, for the two fiscal years ended June 30, 2007 and 2006, were $6,500 and $6,500, respectively.

All Other Fees

     No services were rendered by EKS&H other than as listed above, for the two fiscal years ended June 30, 2007 and 2006.

     The audit related fees and the fees and other significant compensation paid to EKS&H were approved by our audit committee. The audit committee was requested to and did approve the retention of EKS&H for the fiscal year ended June 30, 2007.

     One hundred percent (100%) of the services described above were approved by our audit committee.

Annual Report

     To the extent requested in writing, we will provide to each person solicited, without charge, a copy of our Form 10-KSB, including the financial statements and financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. You may obtain a copy by writing to the President of the Company at 1559 North Technology Way, Orem, Utah 84097.

By Order of the Board of Directors /s/ Gary L. Cook Gary L. Cook, Secretary

EXHIBIT A

AUDIT COMMITTEE CHARTER
OF
COGNIGEN NETWORKS, INC.

I.	Composition of the Audit Committee. The Audit Committee shall be comprised of such number of directors as are to be appointed by the Board of Directors.

II.	Purposes of the Audit Committee. The Audit Committee’s primary duties and responsibilities are to:

	1.	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

	2.	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

	3.	Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company’s financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q or Form10-QSB, and other procedures. In fulfilling their responsibilities hereunder , it is recognized that members of the Audit Committee or its members are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such , it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information(ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary(which shall be properly reported to the Board of Directors) and (iii) representations made by management as to any information technology, internal audit and other non- audit services provided by the auditors to the Company.

Notwithstanding the foregoing, the Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and shall have direct access to the independent auditors as well as any employee of the Company. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

III.	Meetings of the Audit Committee.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. In addition, the Committee should meet privately in executive session at least annually with management , the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

IV.	Audit Committee Responsibilities and Duties.

1. Review Procedures.

The Audit Committee shall:

a.	Review and reassess the adequacy of this Charter at least annually, submit the charter to the Board of Director for the approval and have the document published at least every three years in accordance with SEC regulations.

b.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issue regarding accounting principles, practices and judgments.

c.	In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Meet periodically with management to discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with the management.

d.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be

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communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this quarterly review.

2. Independent Auditors

The independent auditors are ultimately accountable to the Audit Committee. The Audit Committee shall review the independence and performance of the auditors. The Audit Committee, shall select, evaluate, and where deemed appropriate, replace the outside auditors (or nominate the outside auditors to be proposed for the shareholder approval in any proxy statement). The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company (“Statement as to Independence”), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

The Audit Committee shall:

a.	Approve the fees and other significant compensation to be paid to the independent auditors for audit services and approve the retention of the independent auditors for any non-audit service and the fee for any such service.

b.	On an annual basis, ensure that the independent auditors prepare and deliver a Statement as to Independence, and review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence. The Audit Committee shall take appropriate action to oversee the independence of the independent auditors.

c.	Review the independent auditors’ audit plan, discussing scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

d.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

e.	Consider the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

f.	Instruct the independent auditors that the independent auditors are ultimately accountable to the Audit Committee.

g.	Resolve any disagreements between the management of the Company and the Company’s independent auditors.

3.   Internal Audit Department and Legal Compliance.

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The Audit Committee shall:

a.	Review the budget, plan, changes in plan, activities, organization structure, and qualifications of the internal audit department, as needed.

b.	Review the appointment, performance, and replacement of the senior internal audit executive.

c.	Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

d.	Consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61, as may be modified or supplemented.

e.	Review on a regular basis with the Company’s counsel any legal matters that could have a material impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulatory or governmental agencies.

4.  Other Audit Committee Responsibilities.

The Audit Committee shall:

a.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

b.	Maintain minutes of meetings and periodically report to the Board of Directors of significant results of the foregoing activities.

c.	Periodically perform self-assessment of Audit Committee performance.

d.	Annually review policies and procedures associated with directors’ and officers’ expense accounts and prerequisites.

e.	Approve in advance all director, officer and other person related party transactions with the Company.

f.	Monitor a code of ethics with the Company’s Chief Executive Officer, Chief Financial Officer, Principle Accounting Officer or Controller or persons performing similar functions.

g.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting,

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internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

h.	Engage independent council and other advisors as it deems necessary to carry out its duties.

i.	Determine funding for independent council and other advisors employed under paragraph IV.4.h of this Charter.

j.	Review any other aspects of the Company’s affairs as the Committee deems necessary or appropriate.

k.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

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EXHIBIT B

COMPENSATION COMMITTEE CHARTER OF COGNIGEN NETWORKS, INC.

Authority

This compensation Committee Charter was adopted by the Board of Directors (“Board”) of Cognigen Networks, Inc. (“Company”) on June 18, 2003.

Purpose

The Compensation Committee, in order to assist the Board in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the executives and other key employees of the Company, and in connection with the pension and employee welfare plans, shall:

      Review and approve the Company’s compensation philosophy for recommendation to the Board;

      Review and approve the executive compensation programs, plans and awards for recommendation to the Board;

      Review and approve the Company’s short- and long-term incentive plans and other stock or stock-based plans for recommendation to the Board;

      If required, issue an annual report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s proxy statement; and

        Review and approve general employee pension benefit plans of the Company and other benefit plans on an as-needed basis for recommendation to the Board.

Duties and Responsibilities

Executive Compensation The Committee shall:

  Periodically review the Company’s philosophy regarding executive compensation and counsel the Chief Executive Officer (“CEO”) as to different compensation approaches.
  Annually review market data to assess the Company’s competitive position for the three components of executive compensation (base salary; annual incentives; and long-term incentives). Market data may include, among other things, executive compensation surveys compiled by third-party consultants or others in the same industry as the Company, and supplemental general industry compensation information.

Periodically review and approve stock ownership guidelines.

Make recommendations to the Board regarding the adoption, amendment or rescission of incentive compensation plans and stock-related plans (including specific provisions) in which the CEO and other senior executives and key employees may be participants, including making recommendations to the Board relating to:

approving guidelines and general size of overall grants
grants
interpreting the Plans
determining rules and regulations relating to the Plans
modifying or canceling existing grants
designating employees eligible to participate in the long-term incentive plans imposing limitations, restrictions and conditions upon any award as the Committee deems appropriate

Assure that total compensation paid to the Company’s principal officers and other key employees is reasonable.

Assure that any payments under the long-term incentive plans are in conformance with any restrictions placed thereon by the Board and shareholders.

Review recommendations made by the CEO for the compensation of the Company’s principal executives and other key employees.

If required, annually issue a report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s proxy statement.

Executive Compensation

Short-Term Compensation. Annually, the Committee will:

  review and approve appropriate goals and objectives for the next year, which are then discussed with the entire Board;

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  evaluate the performance of all executive officers in meeting those goals and objectives with input from the full Board quarterly and at year end; and

  recommend to the entire Board the compensation levels of the executive officers based upon this evaluation.

Long Term Compensation. Annually, the Committee will:

  review and approve the long-term incentive award for all executive officers;
  consider the performance of the Company and relative total shareholder return;
  consider the value of such awards granted to other executive officers in the industry in which the Company does business and in other industries in general; and
  consider the number of stock options and common stock units granted in prior years.

Review the general employee pension and employee welfare benefit plans

The Committee will:

  discharge the ultimate fiduciary responsibilities that reside with the Board for pension and employee welfare plans as defined by the Employee Retirement Income Security Act of 1974 (“ERISA”) sponsored by the Company and all majority owned domestic subsidiaries and render appropriate reports to the Board;

  annually review the fiduciary responsibility report of the Benefit Plans Investment Committee; and

  annually review the Plan Administrator’s fiduciary responsibility report on Welfare and Pension Plans.

Membership

  The committee will have up to three directors.

  The Board may fill vacancies on the Committee.
  The Board may remove a Committee member from the membership of the Committee at any time with or without cause.

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Consultants: The Committee shall have authority to retain consultants of its selection to advise it with respect to the Company’s salary and incentive compensation and benefits programs.

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